JUNE 1994 ADDENDUM
                        TO MUELLER COMPANY
                DECATUR PLANT RETIREMENT SAVINGS
              AND INVESTMENT PLAN FOR U.P.I.U. #7838
              --------------------------------------

     The Mueller Company Decatur Plant AIW Local 838 Retirement Savings and Investment Plan established effective July 1, 1992 by means of the Goodwin, Procter & Hoar Regional Prototype Non-Standard Profit Sharing Section 401(k) Plan Basic Plan Document No. 1, Adoption Agreement 002 and Attachment thereto, as subsequently amended, is hereby further amended as follows:

1. Effective June 12, 1994, the name of the Plan has been changed to "The Mueller Company Decatur Plant Retirement Savings and Investment Plan for U.P.I.U. #7838".

2. Effective June 12, 1994, the Employer's annual Matching Contribution made on behalf of a Plan Member shall not exceed 200% of such Member's Elective Deferrals up to $375.

     IN WITNESS WHEREOF, the foregoing has been executed by a duly authorized member on behalf of the Tyco International Ltd. Retirement Committee, this 15th day of November, 1994.
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                              TYCO INTERNATIONAL LTD.
                              RETIREMENT COMMITTEE



                           By: /s/ John A. Helfrich
                               ------------------------



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